UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.02 Termination of a Material Definitive Agreement.

On July 2, 2007, DaVita Inc. (the “Company”) notified Gambro Renal Products Inc., a Colorado corporation (“Gambro Renal Products”), that the Company was electing to be permanently relieved of its obligation under the Amended and Restated Alliance and Product Supply Agreement, dated as of August 25, 2006 among the Company, Gambro Renal Products and Gambro AB, a Swedish company and the parent of Gambro Renal Products (the “Supply Agreement”), to purchase Phoenix and Prismaflex system machines (the “Affected Products”), because the Affected Products remained subject to an FDA import alert after June 30, 2007. All other purchase obligations under the Supply Agreement remain the same. The Company entered into an original Alliance and Product Supply Agreement in conjunction with its acquisition of Gambro Healthcare, Inc. (now DVA Renal Healthcare Inc.) from Gambro, Inc, a Colorado corporation, a subsidiary of Gambro AB and an affiliate of Gambro Renal Products. Gambro Renal Products and Gambro AB do not have any other material relationship with the Company or its affiliates.

Under the Supply Agreement, as amended and restated as a consequence of the imposition of the import alert by the U.S. Food and Drug Administration, the Company would have been obligated to purchase a significant majority of its requirements for the Affected Products from Gambro Renal Products at fixed prices set forth in the Supply Agreement once the import alert was lifted. Other material terms of the Supply Agreement were described in the Company’s Current Reports on Form 8-K filed on October 11, 2005 and August 30, 2006, which are incorporated herein by reference.

The Company will not incur any material early termination penalties in connection with the termination of its obligation to purchase Affected Products. The Company is evaluating the effect of this termination on its financial statements. We currently expect that the termination will have a material non-cash positive impact on the Company’s operating results.

The foregoing description of the Supply Agreement is qualified in its entirety by reference to the Supply Agreement which was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed on November 3, 2006.

The information included in this Current Report on Form 8-K contains forward-looking statements. All statements that do not concern historical facts are forward-looking statements. These statements involve substantial known and unknown risks and uncertainties that could cause the actual results to differ materially from those described herein, including those risks described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. The Company’s forward-looking statements are based on information currently available to it, and the Company undertakes no obligation to update or revise these statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Alliance and Product Supply Agreement, dated as of August 25, 2006, among Gambro Renal Products, Inc., DaVita Inc. and Gambro AB, incorporated herein by reference from the Company’s Form 10-Q for the quarter ended September 30, 2006 filed on November 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: July 5, 2007	By:	/s/ Joseph Schohl
Joseph Schohl Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Alliance and Product Supply Agreement, dated as of August 25, 2006, among Gambro Renal Products, Inc., DaVita Inc. and Gambro AB, incorporated herein by reference from the Company’s Form 10-Q for the quarter ended September 30, 2006 filed on November 3, 2006.